AIMS Worldwide

OTCBB: AMWW



Safe Harbor Statement

All statements other than statements of historical fact included in this document are forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend" and other similar expressions as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company's management. **THESE STATEMENTS ARE NOT A GUARANTEE OF FUTURE PERFORMANCE.** Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission. Such statements reflect the current views of the Company's management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this paragraph. The Company has no intention, and disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise. Further information may be obtained at the Company's Internet site: http://www.aimsworldwide.

Executive Summary



AIMS Worldwide Unique Business Model

AIMS provides Accurate Integrated Marketing Solutions



the Highest Message Penetration to
the Ideal Buyer/Customer Profile
on a One-to-One basis
at the Lowest Possible Cost

AIMS Worldwide: Price Performance & Key Statistics

OTCBB: AMWW



LTM Share Performance
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
05/14/08
08/20/08
11/27/08
03/05/09
06/12/09

Capitalization Table	
Total Common Stock	52,131,279
Total Warrants/Options	11,154,133*
Fully Diluted Shares Outstanding	63,285,412

AIMS Worldwide, Inc. a/o 7-14-09	
(in millions)	
Shares Outstanding	**52.1**
Price per share	$0.25
52-Week High	$0.55
52-Week Low	$0.05
Market Capitalization	**$13.0**
Float %	67.9%
Debt	$3.3
Cash	$0.2
Enterprise Value	**$16.1**
LTM Revenues	$14.0
LTM EBITDA	($0.5)
EV/LTM Revenues	1.2x
EV/LTM EBITDA	(32.6x)

- *Does not include 73,447,850 warrants subject to anticipated cancellation.*

AIMS Worldwide Vital Statistics

Company	Location	FY 2008 Revenue (Audited)	Strategy	Web Address	Acquisition Date
AIMSolutions	Fairfax, VA	$230,000	AIMS w/ ROMI analysis and plans, client-centric mgmt.	www.aimsworldwide.com	2003
Bill Main & Associates	Chico, CA	$419,000	Strategic and marketing growth plans for hospitality industry; speaking	www.billmain.com	2006
IKON Public Affairs	Washington, DC Denver, NYC, Phoenix, Pittsburgh, Philadelphia, Miami	$11.5M	Public & government affairs, constituency media services, organizational advocacy, political campaigns, creative strategies	www.ikoninc.net	2007
Street Fighter Marketing	Columbus, OH	$420,000	Guerilla-style local store marketing; speaking, education, publishing	www.streetfightermarketing.com	2006
Target America	Fairfax, VA	$1.4M	Database and digital marketing consultation services	www.tgtam.com	2007
AIMS Worldwide, Inc.	*Fairfax, VA*	*Total 2008 Rev = $13.9M*	*Accurate Integrated Marketing Solutions*	*www.aimsworldwide.com*	*2002*
Brandstand Group	Lewisberry, PA	$2.6M	Brand positioning, management and communication strategies in food services & restaurant industries	www.brandstandgroup.com	2009

AIMS Worldwide Fiscal Metric

	2008 Actual	2009E	2010E
Revenues	$13.9 million	$7 million	$30 - $87 million
EBITDA	($0.5) million	$0.4 million	$2.1 - $11 million
Listing	OTC: BB	Prepare for exchange listing	Exchange listed
Revenue per Employee (28 employees)	$500K	$250K	$1 - $3 million

- **Company has pipeline of M&A transactions which are not reflected above**

Company Investment Considerations

- Large market opportunity with tremendous unmet demand for smart marketing in a rapidly changing and cost conscious media environment
- Seasoned and accomplished management team with significant, comprehensive industry experience
- Strong M&A pipeline and track record of accretive, value-creating acquisitions
- Compelling growth strategy – up to 6x growth expected through FY 2010
- Strong core competencies
- Under-valued opportunity

Industry Overview



Historical & Forward-Looking Industry Market Trends

Year / Medium	Era	Description
1900 Print	*One-2-One Marketing*	**One-2-One Marketing:** Word of Mouth; Countertop/Shopkeeper
1930 Radio **1950** TV	*Brand Marketing*	**Brand Marketing:** National Newspapers, National Magazines, National Network Radio
1960/1970 Computing	*Mass Marketing*	**Mass Consumer Marketing:** Network Television
1990	*Segment Marketing*	**Segment Marketing:** Cable TV, Special Interest Magazine, Direct Response Mail **Neighborhood Marketing:** Local "Zone" Newspaper, Local Access Television, Local Talk Radio, Local Retail Unit Marketing, Local Target Response, Telemarketing
Internet **2000**	*One-2-One Marketing*	**One-2-One Marketing:** Direct TV, Website/Email/Interactive, Database Marketing, Affinity Marketing **One-2-One Analytic Marketing:** Consumer Empowerment, Consumer & Message Profiling, Social Networking, Wireless Marketing
Full Technology Integration **2009+**	*Liberated Marketing*	**One-2-One Liberated Marketing:** Consumer Liberation, Ether Marketing (Ether marketing sciences = new message, content and information distribution and consumption exclusively by and for the consumer. Message monetization. All legacy media converged into an individual consumer tool.)







The Marketing Universe

- **$1 TRILLION[1] plus Marketing**
  Estimate includes all marketing, selling, advertising, public relations, direct response, promotion, special offers and related marketing expenditures

- **$450 BILLION[2] Advertising Worldwide**
  Estimate includes all paid space, production and cumulative advertising agency billings 2008

- **$18.5 BILLION Public Relations Worldwide**
  Estimate includes 2008 net fee billings public relations professional services
  (O'Dwyer Public Relations Directories)

- **$750 MILLION[3] Public Affairs Inside the Beltway**
  Estimated 2008 net fees for federal government public affairs, public policy, public and election campaign professional services (i.e., registered lobbyist)

[1] *PricewaterhouseCoopers 2008 Study*
[2] *Ad Age 2008 Annual Survey*
[3] *Company estimate (Excludes election campaign fees, media and marketing)*

Company Overview



Current Organizational Structure

AIMS

Full-Service Marketing Sciences Firm

B. Joseph Vincent, Chairman Emeritus

Gerald Garcia Jr., Chairman & CEO

Tom Cady, President & COO

AIMSolutions	BrandStand Group	IKON Public Affairs	StreetFighter Marketing	Target America
Joseph M. Saunders	**Tim Cusick**	**Craig Snyder**	**Jeff Slutsky**	**Nancy Johnson**
EVP & General Manager	Founder & CEO	Managing Partner	President & CEO	President
Global / Multi-Industry	**Restaurant / Food Service/ Hospitality**	**Public / Government Affairs**	**Local / Community Marketing**	**Database / Digital Marketing**

AIMS One-to-One Model

AIMSolutions℠
Consulting Practice

Client/Product/Brand/Service
One-2-One Model

Marketing Communication Services Platform

Market Research Strategic Planning Training Consulting	PR/Marketing Communication (Media Center/Hub)	Brand Marketing	Sales Promo Marketing	Direct Response Marketing	New Media Marketing	Advertising Graphics Production

Media Distribution Channels

Television	Cable/ Broadband	Radio	Newspaper Print/Network	News/Info Distribution	Interactive Media	Internet	Wireless	Digital

Ideal Buyer/Customer
Interest-Based Multi Media &Creative Integrated Products to Reach Ideal Buyer/Customer Profile

AIMS Bridges the Old and the New


Traditional
Industrial Age
Legacy Arts
AIMS
Digital
Marketing
Sciences &
Technologies

Traditional:
Advertising agencies
PR/publicity agencies
Public affairs/government affairs agencies
Direct response agencies
Investor relations agencies
Market research agencies
Other marketing services

Digital:
Digital and search marketing
Digital new media agencies
Marketing software
Data analytics
Digital lead optimization
Other

Growth & Corporate Development Strategy

Integrated marketing solutions to allow for the efficient acquisition and retention of customers with the highest return and lowest cost on marketing dollars



External Growth

M&A – AIMS is pursuing a number of potential M&A opportunities

- **Target 1** – direct marketing promotional solutions
- **Target 2** – full service public relations, publicity, promotion, special events
- **Target 3** – online marketing programs and solutions

Alliances – Strategic alliances are anticipated to drive growth

- **Kass Uehling** – corporate positioning, branding, graphic design, corporate communications
- **Wyndstorm** – social media, gaming, online entertainment, content sharing, ecommerce
- **Xylem** – digital marketing
- **Second Wind Network** – advertising agency subscriber network

Franchising – AIMS anticipates to pursue franchising opportunities in 2 key areas

- **IKON Public Affairs** – government/public affairs
- **Public Relations** – major SMSAs

Major Clients

AIMS has more than 300 clients, including:

- Sylvan Learning Centers
- Social Security Foundation
- Times Grill Restaurant Group
- Meehan for Governor
- Perdue Farms
- Luuvee.com

AIMS cross-platform major clients:

- Sylvan Learning Centers
  AIMSolutions/Street Fighter Marketing
- California Restaurant Assn. Educational Foundation
  Bill Main & Associates/Target America
- Specter for the Cure
  IKON Public Affairs/AIMS Interactive & AIMS Solutions



Client Integration Model


AIMSolutions
Client Revenues
IKON Public Affairs
Franchise System
Brandstand Group
Target America
Street Fighter Marketing Solutions
Client Upward Mobility
AIMS Downward Brand Equity
Client Universe

Management Team



Management Team

B. Joseph Vincent, Chairman Emeritus and Chief Strategist

- Principal strategic consultant to St. Joe/Arvida, Times Grill Restaurant Group, BestLine International Research, Inc.; board member of numerous emerging media and technology firms
- Founded Businesship Intl., Inc., a $3.5 billion multinational, multi-disciplined, information-based investment holding company
- Formerly, President and COO of Communications Group Inc.
- Past senior executive of Control Data Corp., Recognition Equipment, Visual Graphics

Gerald Garcia Jr., Chairman of the Board and CEO

- 35 years of media and marketing communications experience
- USA TODAY launch team
- Record of substantial top and bottom line P&L improvements
  - Increased Tucson Newspapers' net income from $3.5 million to $38.5 million in 7 yrs
- Senior editorial and management roles with Cap Cities and Gannett
- Editor and publisher of the Tucson Citizen; editor of the Houston Post and several large regional newspapers

Management Team

Tom Cady, President and Chief Operating Officer

- 25 years senior executive experience – information technology and marketing
- Executive at IBM and Xerox Corporation
- Chief Marketing Officer, Adelphia Communications
- Founder, President & COO, Broadstreet Communications
- President & Chief Marketing Officer, XO Communications
- President & CEO, for two venture-backed analytic software companies
- Technology special projects consultant to various premier private equity firms

Patrick J. Summers, Chief Financial Officer

- CFO of AIMS since late 2002
- Business Management and Accounting Consultant
- Vice President Operations and later as CFO, News USA, Inc.
- Business Management and Accounting Consultant, Greater Washington, D.C. area

Financials



Income Statement – Historical & Projections

INCOME STATEMENT	10-KSB 2007	10-K 2008	PROJ** 2009	PROJ** 2010	PROJ** 2011	PROJ** 2012
Gross Revenue						
Gross Revenue	$2,119,459	$13,963,060	$7,209,198	$87,413,162	$22,221,806	$102,462,883
Total Gross Revenue	$2,119,459	$13,963,060	$7,209,198	$87,413,162	$22,221,806	$102,462,883
Cost of Sales						
Cost of Sales	$67,107	$9,383,824	$1,569,692	$67,609,143	$11,702,502	$71,095,533
Total Cost of Sales	$67,107	$9,383,824	$1,569,692	$67,609,143	$11,702,502	$71,095,533
Net Revenue						
Net Revenue	$2,052,352	$4,579,236	$5,639,506	$19,804,019	$10,519,305	$31,367,350
Total Net Revenue	$2,052,352	$4,579,236	$5,639,506	$19,804,019	$10,519,305	$31,367,350
General & Admin						
G&A TOTAL	$5,014,591	$5,467,110	$5,278,642	$8,799,775	$8,221,320	$17,443,883
Total General & Admin	$5,014,591	$5,467,110	$5,278,642	$8,799,775	$8,221,320	$17,443,883
EBITDA			$360,864	$11,004,244	$2,297,985	$13,923,467
Net Income	($2,962,239)	($887,874)				

THESE PROJECTIONS ARE NOT A GUARANTEE OF FUTURE PERFORMANCE.

* Projections do not include intended acquisitions and an upside case
**Note: Fluctuations in year over year revenues due to IKON's increase in campaigns during election years

Balance Sheet

BALANCE SHEET	10-KSB 12/31/2007	10-K 12/31/2008	PROJ 12/31/2009	PROJ 12/31/2010	PROJ 12/31/2011	PROJ 12/31/2012
Cash Assets	$138,593	$145,440	$2,754,518	$10,181,023	$11,966,450	$22,074,008
Accounts Receivable	$174,063	$363,962	$607,169	$616,115	$625,733	$636,083
Current Assets	$41,668	$88,774	$201,048	$218,042	$236,727	$257,271
Property and Equipment	$185,366	$155,298	$136,180	$146,171	$157,085	$169,012
Other Assets	$6,322,409	$6,053,932	$11,725,567	$12,122,279	$12,558,662	$13,038,683
Investment in Subsidiary	$0	$0	$0	$0	$0	$0
Total Assets	$6,862,099	$6,807,406	$15,424,481	$23,283,631	$25,544,657	$36,175,057
Accounts Payable	$780,577	$561,202	$558,851	$455,221	$1,457,114	$1,739,218
Other Current Liabilities	$4,610,095	$5,183,500	$4,855,237	$4,955,490	$5,065,400	$2,185,922
Long-term Liabilities	$536,825	($14,372)	$303,014	$331,461	$362,699	$397,005
Owner Equity	$51,957	$59,325	$58,763	$58,764	$58,765	$58,766
Paid-in Capital	$13,153,316	$14,562,928	$19,107,543	$19,107,543	$19,107,543	$19,107,543
Retained Earnings	($12,270,671)	($13,545,178)	($9,458,926)	($1,624,848)	($506,863)	$12,686,604
Total Liabilities and Equity/Capital	$6,862,099	$6,807,405	$15,424,481	$23,283,631	$25,544,658	$36,175,058

THESE PROJECTIONS ARE NOT A GUARANTEE OF FUTURE PERFORMANCE.

Comparable Company Analysis

Company name	Ticker	Share price (1)	Market Value of Equity (1)	Enterprise value (1)	Enterprise Value / Revenue (2)(3) LTM	2009E	2010E	Enterprise Value / EBITDA (2)(3) LTM	2009E	2010E	Price / Earnings (2)(3) LTM	2009E	2010E
Traditional (Relationship-Driven)													
Omnicom Group Inc.	NYSE:OMC	$31.22	$9,704.6	$12,436.3	1.0x	1.0x	1.0x	6.6x	7.6x	7.4x	10.1x	12.0x	11.5x
WPP plc	LSE:WPP	$6.52	8,169.5	13,491.5	1.2x	0.9x	1.0x	7.6x	6.4x	6.4x	11.7x	8.3x	8.3x
Publicis Groupe SA	ENXTPA:PUB	$28.87	5,859.3	6,642.6	1.0x	1.0x	1.0x	5.3x	5.8x	5.8x	9.4x	10.0x	10.1x
Dentsu Inc.	TSE:4324	$19.55	4,851.7	5,980.2	NM	NA	NA	9.1x	13.7x	12.1x	NM	31.1x	24.3x
Interpublic Group of Companies Inc.	NYSE:IPG	$5.09	2,435.0	3,720.2	0.5x	0.6x	0.6x	4.7x	5.5x	5.2x	9.0x	14.8x	11.5x
Hakuhodo DY Holdings Inc	TSE:2433	$50.90	1,963.1	1,454.0	NM	NA	NA	7.1x	10.2x	8.2x	NM	NM	28.2x
Aegis Group plc	LSE:AGS	$1.38	1,595.9	2,038.7	1.0x	0.9x	0.9x	7.0x	6.5x	6.4x	12.9x	10.1x	10.1x
Groupe Aeroplan Inc.	TSX:AER	$6.47	1,289.8	1,361.1	1.2x	1.1x	1.0x	5.9x	5.1x	4.8x	NM	7.1x	6.7x
Havas	ENXTPA:HAV	$2.51	1,080.8	1,052.8	0.5x	0.5x	0.5x	3.4x	4.1x	4.1x	7.5x	9.6x	9.4x
Asatsu-DK Inc.	TSE:9747	$22.02	941.6	745.9	NM	NA	NA	NM	NM	NM	NM	NM	NM
Ipsos SA	ENXTPA:IPS	$25.02	845.3	1,152.7	NA	0.8x	0.7x	7.4x	3.7x	3.2x	11.2x	11.2x	9.7x
MDC Partners Inc.	MDCA	$6.16	172.9	374.2	0.7x	0.7x	0.6x	7.0x	5.9x	5.3x	46.6x	NM	31.3x
				Mean:	0.8x	0.8x	0.8x	6.6x	6.8x	6.3x	14.8x	12.7x	14.6x
				Median:	1.0x	0.8x	0.8x	7.0x	6.8x	6.8x	10.7x	10.1x	10.1x
Digital (Science-Driven)													
Google Inc.	GOOG	$424.69	$134,176.2	$116,391.3	5.3x	6.9x	6.1x	13.6x	11.2x	9.8x	30.8x	20.0x	17.5x
Yahoo! Inc.	YHOO	$15.18	21,186.0	17,830.4	2.6x	3.8x	3.6x	13.9x	10.3x	9.9x	NM	41.5x	35.5x
Omniture Inc.	OMTR	$12.07	920.4	824.8	2.6x	2.3x	2.0x	NM	11.3x	9.1x	NM	24.5x	18.3x
ValueClick Inc.	VCLK	$10.41	905.3	800.8	1.4x	1.5x	1.4x	7.6x	5.9x	5.9x	NM	13.3x	12.3x
Acxiom Corporation	ACXM	$8.24	649.5	1,048.1	0.8x	1.0x	1.0x	3.0x	3.8x	3.9x	NM	15.9x	11.1x
Harte-Hanks Inc.	HHS	$8.90	565.7	779.5	0.8x	0.9x	0.9x	5.5x	6.5x	6.4x	10.0x	12.0x	11.3x
Constant Contact, Inc.	CTCT	$19.62	553.7	445.8	4.6x	3.5x	2.5x	NM	NM	NM	NM	NM	NM
National CineMedia, Inc.	NCMI	$13.14	553.4	906.1	2.4x	2.4x	2.1x	4.7x	5.3x	4.8x	31.6x	20.8x	17.5x
comScore Inc.	SCOR	$13.70	413.8	344.4	2.8x	2.7x	2.3x	NM	12.9x	10.6x	17.3x	21.6x	17.4x
infoGROUP Inc.	IUSA	$5.37	307.7	480.2	0.6x	0.9x	0.9x	4.3x	5.4x	4.8x	NM	NA	NA
Valassis Communications Inc.	VCI	$6.30	302.9	1,334.4	0.6x	0.6x	0.6x	6.9x	6.5x	6.9x	NM	NM	NM
Marchex, Inc.	MCHX	$3.88	139.0	113.2	0.8x	1.2x	1.1x	6.8x	10.3x	7.9x	NM	44.6x	26.0x
				Mean:	2.1x	2.3x	2.0x	7.4x	8.1x	7.1x	22.4x	23.8x	18.6x
				Median:	1.8x	1.8x	1.7x	6.8x	8.6x	8.6x	24.0x	20.8x	17.6x
				Combined Mean:	1.6x	1.7x	1.6x	6.8x	7.6x	6.7x	17.3x	18.3x	16.4x
				Combined Median:	1.0x	1.0x	1.0x	6.8x	6.4x	6.4x	11.4x	14.0x	11.8x
AIMS Worldwide Inc.	AMWW	$0.26	$13.1	$18.8	1.6x	NA	NA	NM	NA	NA	NA	NA	NA

(1) Share prices and market values are as of July 14, 2009
(2) Projections based on Wall Street analyst research compiled by Bloomberg LP as of 7/14/09 unless otherwise noted
(3) Multiples that are negative or above a certain limit are considered not meaningful



Summary/Conclusion

Investment Considerations Summary

- **Strong management team with significant and comprehensive industry experience**
- **Tremendous unmet demand for "smart" marketing in a rapidly changing media environment**
  - **Re-engineering service to satisfy existing $1 trillion-plus market**
- **AIMS model provides multiple income/revenue streams, imparting diversity/hedge against economic cycle**
- **Not a consolidation (i.e., roll-up), but a strategic assimilation ... group of 'like minded' integrated companies with existing business relationships**
- **New category, new analysis (securities research), new brand equity**
- **Under-valued opportunity**


INVEST
GROW